SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 22, 2003
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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      (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK              14228-1197
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    (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER            DESCRIPTION
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99.1                      Press Release dated July 22, 2003


Item 9.  REGULATION FD DISCLOSURE.

         On July 22, 2003, the registrant issued a press release announcing financial results for the first quarter of fiscal 2004. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 9 (including Exhibit 99.1) is being furnished pursuant to
Item 9 and Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information contained in this Item 9 (including Exhibit 99.1) is not "filed" pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated and may not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      COLUMBUS MCKINNON CORPORATION


                                      By:    /S/ ROBERT L. MONTGOMERY, JR.
                                             -------------------------------
                                      Name: Robert L. Montgomery, Jr.
                                      Title: Executive Vice President


Dated:  JULY 22, 2003
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



                                  EXHIBIT INDEX


EXHIBIT NUMBER               DESCRIPTION
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     99.1                    Press Release dated July 22, 2003